Exhibit 10.23

Purchase and Sell Contract of Vacant Capsule

1 Products Name, Specifications, Quantity, Total Amount, Delivery Date and Quantity

Specificati-ons	color	Print-ed name	Col-or	Quanti-ty (10000 unit)	Unit Price (yuan/1000 unit)	Total Amount	Delive-ry Date and Quantit-y
0#	Hat:pi-nk Body: white	Hat:	Hat:	5000	128	75800	Based on the order sheet
1#	red				118
Total Amount (in words)
Note: the actual delivered quantity shall not exceed 8±% than the ordered Quantity.

2 Delivery Place and Means of Transportation: the purchaser’s warehouse, by car or train.

3 The Standard for Check and Accept: The People's Republic of China Pharmacopoeia (2000 version)

4 .Terms of payment and Time: time: 30days after receiving the goods；

                        . Terms of payment: bank remittance

5 Objection Period: 14 days after receiving the goods.

6 The Liability of Breach the Agreement:

(1) In the case of late delivery, the rate of penalty is charged at 0.004% for every days；If the supplier refuses to delivery the goods, the rate of penalty is charged at 10% of the remaining goods.

(2) In case of late payment, the rate of penalty is charged at  0.004% for every days; if the supplier cancel the effective order, the rate of penalty is charged at 10% of the canceled goods.

(3) The buyer must buy the produced products when he terminates the order.

7 Force Majeure: In the case of counter any Force Majeure by any party who could free from economic penalty with providing convincing evidence.

8 Settlement of Disputes: any disputes arising from this contract could be settle down through negotiation, if not, could submit to the local court.

9 Other Provision: both parities must abide by the contract; negotiation is preferred to deal with the disputes.

Jul 1, 2008 is the effective date.

Supplier Name: Agent signature Address Telephone: Zip code Bank: Account number Tax number Fax :	Buyer Name: Agent signature Address Telephone: Zip code Bank: Account number Tax number Fax :

Validity: from Dec. 1, 2009 to May. 31, 2010
Party A: Yangling Dongke Madisen Pharmaceutical co.,Ltd
Address: 8 Xinqiao Road Yangling Demonstration Zone
Zip Code: 712100

Party B：Shanxi Guangsheng capsule Co., Ltd

Address: Room 102 Unit 2 Building 16 Xingsheng Community Xiaoyi Shanxi.